UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2012

Guaranty Bancorp

(Exact name of registrant as specified in its charter)

Delaware	000-51556	41-2150446
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1331 Seventeenth St., Suite 345 Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(303) 675-1194
(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01            Regulation FD Disclosure.*

On June 1, 2012, Guaranty Bank and Trust Company (the “Bank”), a wholly-owned subsidiary of Guaranty Bancorp (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Private Capital Management, Inc. (“PCM”), Thomas E. Meade, Mary R. Meade and Justin R. Apt, pursuant to which the Bank will purchase substantially all of PCM’s assets.  PCM is in the business of providing investment advisory services, and Mr. Meade, Ms. Meade and Mr. Apt are PCM’s principal shareholders (collectively, the “PCM Shareholders”). The Purchase Agreement contains customary representations, warranties, covenants and indemnities on behalf of the Bank, PCM and the PCM Shareholders, including non-competition and non-solicitation covenants to which PCM and each PCM Shareholder are subject that run for three years from the date of the closing of the transaction. Closing of the transaction is subject to the fulfillment or waiver of certain conditions, including receipt of required regulatory approvals.

Following the closing of the transaction, PCM will operate as a division of the Bank.  At the closing of the transaction, each of Mr. Meade and Mr. Apt will enter into employment agreements with the Company, and they will serve as President and Senior Vice President, respectively, of the PCM division of the Bank. Pursuant to their employment agreements they will be subject to additional non-competition, non-solicitation and confidentiality provisions.

On June 4, 2012, the Company issued a press release announcing its entry into the Purchase Agreement with PCM and the PCM Shareholders, which such press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

* The information furnished under Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto and incorporated by reference into this Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference into any registration statement or other filings of the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing.

Item 9.01            Financial Statements and Exhibits.

(d)     Exhibits

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
Exhibit 99.1	Press Release dated June 4, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARANTY BANCORP

By:	/s/ Christopher G. Treece
Name: Christopher G. Treece
Title: Executive Vice President, Chief Financial Officer and Secretary

Date:  June 4, 2012

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press Release dated June 4, 2012